QuickLinks -- Click here to rapidly navigate through this document

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )

File by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
ISONICS CORPORATION
(Name of Registrant as Specified In Its Charter)
James E. Alexander, President
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate Box:)
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11:(1)
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

(1)	Set forth the amount on which the filing fee is calculated and state how it was determined.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

ISONICS CORPORATION
5906 McIntyre Street
Golden, CO 80403

March 5, 2004

Dear Shareholders:

        You are cordially invited to attend the Annual Meeting of Shareholders on Tuesday, April 27, 2004, at 8:30 a.m. at the Denver-West Marriott located at 1717 Denver-West Marriott Blvd., Golden, Colorado 80401 (telephone: 303-279-9100) to consider a proposal for the election of five directors to serve until the next annual meeting of shareholders and until their successors have been elected and qualified. The Board of Directors recommends that all shareholders vote for each of the persons nominated by the Board. Your support of this proposal is very important to the future success of your company.

        Whether or not you plan to attend the Annual Meeting, please mark, sign, date, and return your proxy card in the enclosed envelope as soon as possible. This will assure that your stock will be voted in accordance with the instructions you give in your proxy card whether or not you attend the Annual Meeting. You may, of course, attend the Annual Meeting and vote in person even if you have previously sent in your proxy card. It is very important that every shareholder vote. PLEASE send in your proxy card.

Sincerely yours,
James E. Alexander, President

ISONICS CORPORATION
5906 McIntyre Street
Golden, CO 80403

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on April 27, 2004

March 5, 2004

TO THE SHAREHOLDERS OF ISONICS CORPORATION:

        The Annual Meeting of Shareholders of ISONICS CORPORATION, a California corporation, ("We" or "Isonics") will be held at the Denver-West Marriott located at 1717 Denver-West Marriott Blvd., Golden, Colorado 80401 (telephone: 303-279-9100), on April 27, 2004 at 8:30 a.m. local time, to consider and take action on:

  1.
  The election of five directors to serve until the next annual meeting of shareholders and until their successors have been elected and qualified.

  2.
  Such other business as may properly come before the meeting, or any adjournments or postponements thereof.

        The discussion of the proposal set forth above is intended only as a summary, and is qualified in its entirety by the information contained in the accompanying Proxy Statement.

        Only holders of record of Common Stock and our Series A Convertible Preferred Stock at the close of business on March 1, 2004, will be entitled to notice of and to vote at this Annual Meeting, and any postponements or adjournments thereof.

        SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON AND THE MANAGEMENT OF THE COMPANY HOPES THAT YOU WILL FIND IT CONVENIENT TO ATTEND.

        Shareholders, whether or not they expect to be present at the meeting, are requested to sign and date the enclosed proxy and return it promptly in the envelope enclosed for that purpose. Any person giving a proxy has the power to revoke it at any time by following the instructions provided in the Proxy Statement.

By Order of the Board of Directors:
James E. Alexander, President

        PLEASE DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

YOUR VOTE IS IMPORTANT

ISONICS CORPORATION
5906 McIntyre Street
Golden, CO 80403

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
To Be Held on April 27, 2004

March 5, 2004

        We are furnishing this Proxy Statement to shareholders of ISONICS CORPORATION ("We" or "Isonics") in connection with the solicitation of proxies by and on behalf of our Board of Directors for use at our Annual Meeting of Shareholders (the "Annual Meeting") and at any adjournments or postponements thereof. We will hold the Annual Meeting at 8:30 a.m. local time, at the Denver-West Marriott located at 1717 Denver-West Marriott Blvd., Golden, Colorado 80401 (telephone: 303-279-9100), on April 27, 2004. We will first mail this Proxy Statement to shareholders on or before March 10, 2004.

VOTING SECURITIES

        Holders of record of our Common Stock (the "Common Stock") and our Series A Convertible Preferred Stock at the close of business on March 1, 2004 (the "Record Date") will be entitled to vote on all matters. On the Record Date, Isonics had 14,909,387 shares of Common Stock outstanding and 963,666 shares of Series A Convertible Preferred Stock outstanding. The holders of shares of our Common Stock and Series A Convertible Preferred Stock are entitled to one vote per share. Our voting securities include only our outstanding Common Stock and Series A Convertible Preferred Stock. Our outstanding Series C Convertible Preferred Stock is not authorized to vote.

        A majority of the issued and outstanding shares of the Common Stock and the Series A Convertible Preferred Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the meeting. As described in more detail below, if there is a quorum present the five nominees for the Board of Directors receiving the greatest number of affirmative votes will be elected as directors (proposal 1).

        Under California law, if any shareholder present at the Annual Meeting gives such notice, all shareholders may cumulate their votes. The nominees receiving the highest number of votes of shares entitled to vote for them, up to the number of directors to be elected, will be elected. Votes withheld will be counted for the purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but will have no other effect upon the election of directors under California law. The Company seeks discretionary authority to cumulate votes in the event that additional persons are nominated at the Annual Meeting for the election of directors. In the event that cumulative voting is invoked, the proxy holders intend to cast the votes covered by the proxies received by them in such a manner under cumulative voting as they believe will ensure the election of as many of the Company's nominees as possible.

        While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions and broker non-votes, we believe that both abstentions and broker non-votes should be counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions and broker non-votes will not be counted for the purposes of determining the outcome of the vote on the election of directors.

        We will bear the cost of soliciting proxies. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to beneficial owners. Certain of our officers, directors and regular employees may solicit proxies personally or by telephone or facsimile. We will not pay any officer, director, or employee additional compensation for doing so. We do not intend to retain a professional solicitor to assist in the solicitation of proxies.

        We may, in our discretion, seek an adjournment of the meeting to a specific time and place if a quorum is not present.

        If you give us a proxy, you may revoke the proxy at any time before it is voted. You may do so:

  •
  by giving notice to our corporate Secretary of your revocation; or

  •
  by filing another proxy with our corporate Secretary; or

  •
  by attending the Annual Meeting and voting in person.

        We will ensure that all properly executed and unrevoked proxies received in time are voted in accordance with the instructions of the beneficial owners.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding the ownership of our common stock as of the Record Date by: (i) each director or nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of Isonics as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our common stock.

	Beneficial Ownership
Beneficial Owner	Number of Shares	Percent of Total
James E. Alexander(1)	2,066,167	13.6%
Boris Rubizhevsky(2)	1,545,455	10.2%
Stephen J. Burden(3)	423,052	2.8%
Daniel J. Grady(4)	433,792	2.8%
Hans Walitzki(5)	404,000	2.7%
Lindsay Gardner(6)	292,775	2.0%
Richard Parker(7)	42,927	0.3%
John Sakys(8)	134,087	0.9%
Russell W. Weiss(9)	20,000	0.1%
All executive officers and directors as a group (9 persons). The address for all of the above directors and executives officers is: 5906 McIntyre Street, Golden, CO 80403	5,362,255	32.5%
Richard and Ana Grossman, Orin Hirschman, Adam Smith Capital Management, LLC, Adam Smith Investment Partners, LP, Diamond Capital Management Inc., Adam Smith Investments, Ltd., Adam Smith & Company, Inc.,(10)	1,373,336	8.4%
Yorkshire Limited(11)	1,180,000	7.7%
Mercator Advisory Group, LLC(12)	1,522,468	9.9%

(1)
Includes: (i) 145,000 shares of common stock underlying stock options of which 85,000 are vested as of the Record Date and which are currently exercisable; (ii) 100,000 shares of common stock underlying 100,000 warrants to purchase common stock of Isonics; (iii) 135,455 shares of common stock held in the name of The James & Carol Alexander Family Foundation; and (iv) 500,000 shares held by wife Carol.

(2)
Includes: (i) 1,168,872 shares of common stock held jointly with wife Nancy Eiden Rubizhevsky; (ii) 141,250 shares of common stock underlying stock options of which 81,250 are vested as of the Record Date and which are currently exercisable; (iii) 100,000 shares of common stock underlying 100,000 warrants to purchase common stock of Isonics; (iv) 33,333 shares of common stock held by wife Nancy Eiden Rubizhevsky; (v) 51,000 shares of common stock held by son Zachary Rubizhevsky; and (vi) 51,000 shares of common stock held by son Ryan Rubizhevsky.

(3)
Includes 291,887 shares of common stock underlying stock options of which 251,887 are vested as of the Record Date and which are currently exercisable.

(4)
Includes 379,340 shares of common stock underlying stock options of which 339,340 are vested as of the Record Date and which are currently exercisable.

(5)
Includes (i) 200,000 shares of common stock of which 50,000 shares are vested as of the Record Date and (ii) 204,000 shares of common stock underlying stock options of which 124,000 are vested as of the Record Date and which are currently exercisable.

(6)
Includes 43,014 shares of common stock underlying stock options that are currently exercisable.

(7)
Includes 42,927 shares of common stock underlying stock options that are currently exercisable.

(8)
Includes 132,812 shares of common stock underlying stock options of which 107,812 are vested as of the Record Date and which are currently exercisable.

(9)
Includes 20,000 shares of common stock underlying stock options that are currently exercisable.

(10)
Includes beneficial ownership of the following shares as reported by these persons in their Schedule 13D dated November 14, 2003: (i) 40,000 shares of common stock underlying 20,000 shares of Series A Convertible Preferred Stock owned of record and beneficially by Richard and Ana Grossman; (ii) 40,000 shares of common stock underlying 20,000 shares of Series A Convertible Preferred Stock owned of record and beneficially by Orin Hirschman (of which shares Mr. Grossman disclaims beneficial ownership); (iii) 1,106,668 shares of common stock underlying 553,334 shares of Series A Convertible Preferred Stock owned of record and beneficially by Adam Smith Investment Partners, L.P.; and (iv) 226,668 shares of common stock underlying 113,334 shares of Series A Convertible Preferred Stock owned of record and beneficially by Adam Smith Investments, Ltd. The business addresses of Richard and Ana Grossman, and the principal executive offices of Adam Smith Investment Partners, L.P. and Adam Smith & Company, Inc., are located at 259 Oakford Street, West Hempstead, New York, New York 11552. The principal offices of Orin Hirschman are located at 6006 Berkley Avenue, Baltimore, MD 21209.

(11)
Includes 442,500 shares of common stock underlying warrants to purchase common stock that are currently exercisable through December 31, 2005. Yorkshire Limited's principal executive offices are located at P.O. Box 65, Griffin House, Bond Street, Grand Turk, Turks and Caicos, British West Indies.

(12)
Mercator Advisory Group, LLC and its affiliates hold warrants to purchase common stock and preferred stock convertible into common stock. The holders are not entitled to vote at any meeting of shareholders unless the holder has converted preferred stock or exercised common stock warrants as of the record date. The holders are not allowed to convert preferred stock or exercise common stock warrants to the extent that the conversion would result in the holder (and its affiliates) owning more than 9.99% of the outstanding common stock. Includes beneficial ownership of the following shares (subject to the 9.99% limitation): (i) 502,105 shares of common stock (based on the minimum conversion price of $0.95) underlying 4,770 shares of Series C Convertible Preferred Stock and 86,364 shares of common stock underlying 86,364 warrants to purchase common stock of Isonics owned of record and beneficially by Mercator Momentum Fund, LP; (ii) 655,790 shares of common stock (based on the minimum conversion price of $0.95) underlying 6,230 shares of Series C Convertible Preferred Stock and 113,636 shares of common stock underlying 113,636 warrants to purchase common stock of Isonics owned of record and beneficially by Mercator Momentum Fund III, LP; and 227,701 shares of common stock underlying 227,701 warrants to purchase common stock of Isonics owned of record and beneficially by Mercator Advisory Group, LLC. The business addresses of Mercator Advisory Group, LLC, Mercator Momentum Fund III, LP and Mercator Momentum Fund LP are located at 555 South Flower Street, Suite 4500, Los Angeles, California 90071.

        The Series A Convertible Preferred Stock consisted of 1,830,000 shares issued with a liquidation preference of $1.50 per share and a right to convert the shares based on a one for one basis. As of the Record Date, 866,334 shares of Series A Convertible Preferred Stock have been converted into common stock. The conversion right of the preferred stock is currently two shares of common stock for each share of Series A Convertible Preferred Stock (an effective conversion rate of $.75 per share). The Series A Convertible Preferred Stock is entitled to dividends or distributions equal to the amount of the dividend or distribution per share of common stock payable at such time multiplied by the number of shares of common stock then obtainable upon conversion of such Series A Convertible Preferred Stock.

        The Redemption Trigger Date for the Series A Convertible Preferred Stock was the business day immediately following the thirtieth consecutive trading day that the average closing price during such trading days (or, if no closing price is reported, the average of the bid and ask prices) of the shares of common stock was above $8.00 per share (which minimum price shall be proportionally adjusted for stock splits, stock dividends, reverse stock splits and any other subdivision or combination of the common stock). As we have met the Redemption Trigger Date, we may redeem all or any part of the Series A Convertible Preferred Stock at our election at any time and from time to time. The Series A Convertible Preferred Stock is convertible into common stock at the option of the holder until and unless we choose to redeem such shares and, until converted, at any meeting of our shareholders, each share of Series A Convertible Preferred Stock is entitled to the number of votes equal to the number of shares of common stock into which the Series A Convertible Preferred Stock is then convertible.

        The Series C Convertible Preferred Stock consisted of 22,000 shares with a liquidation preference of $100 per share and a right to convert the shares into common stock (in the range of 1,760,000 to 2,315,790) based on the then existing conversion price. As of the Record Date, there have been 11,000 shares of Series C Convertible Preferred Stock that have been converted into 1,157,895 shares of common stock. Subject to the prior rights of holders of all classes of stock at the time outstanding, the Series C Convertible Preferred Stock is entitled to dividends or distributions equal to the amount of the dividend or distribution per share of common stock or Series A Convertible Preferred Stock payable at such time multiplied by the number of shares of common stock then obtainable upon conversion of such Series C Convertible Preferred Stock. See note (12) to the Beneficial Ownership table, above.

        We know of no arrangement, the operation of which may, at a subsequent date, result in change in control of Isonics.

PROPOSAL 1—ELECTION OF DIRECTORS

        The following persons are nominated as directors of Isonics for a term of one year and until the election and qualification of their successors:

James E. Alexander	Boris Rubizhevsky	Russell W. Weiss
Richard Parker	Lindsay A. Gardner

        These persons will constitute the entire Board of Directors. The person named in the proxy intends to vote for those nominees, each of whom has been recommended for election by the Nominating Committee of Board of Directors of Isonics, unless a shareholder withholds authority to vote for any or all of the nominees. The five nominees receiving the greatest number of affirmative votes will be elected as directors. If any nominee is unable to serve or, for good cause, will not serve, the person named in the proxy reserves the right to substitute another person of his choice as nominee in his place. Each of the nominees has agreed to serve, if elected.

Identification of Directors and Executive Officers

        The following table sets forth the names and ages of all the Directors and Executive Officers of Isonics, and the positions held by each such person as of the Record Date. Each of the directors holds office until the next annual meeting of shareholders and until his or her successor is elected and qualified or until his or her earlier death, resignation, or removal. Each officer serves at the discretion of the Board.

Name	Age	Position
James E. Alexander	55	President, Chief Executive Officer, Treasurer, and Chairman of the Board
Boris Rubizhevsky(2)	53	Senior Vice President, Vice Chairman and Director
Daniel J. Grady	49	Vice President, Life Sciences, Manager of Chemotrade
Stephen J. Burden	55	Vice President, Semiconductor Materials and Products
John V. Sakys	35	Vice President, Chief Financial Officer and Secretary
Hans Walitzki	48	Vice President, Advanced Wafer Technology
Lindsay A. Gardner(1)(2)(3)	52	Director
Richard Parker(1)(2)(3)	60	Director
Russell W. Weiss(1)(2)(3)	56	Director

(1)
Member of the Compensation Committee.

(2)
Member of the Audit Committee.

(3)
Member of the Nominating Committee

        James E. Alexander is our co-founder. He has served as our President, Chief Executive Officer and as a director since our inception. Mr. Alexander has worked full-time for Isonics since January 1994. From June 1972 to December 1993, he worked in a variety of technology positions at General Electric Corporation in the aircraft engine and nuclear power divisions, most recently as Manager of Technology Programs. Mr. Alexander received his Bachelors degree in Metallurgical Engineering from the University of Cincinnati and performed graduate work in materials science there. He earned a Masters degree in Business Administration from Santa Clara University.

        Boris Rubizhevsky is a co-founder of Isonics and has been Senior Vice President and a director since our inception. Mr. Rubizhevsky became Vice Chairman in March 1997 and has worked exclusively for Isonics during this time. From November 1986 through December 1994, he owned and operated SAR Marketing, a consulting firm providing business advice and services to large multinational corporations. From June 1977 to May 1986, Mr. Rubizhevsky worked at General Electric Corporation as Business Development Manager in various international locations. He received his Bachelors degree in Engineering from Stevens Institute of Technology.

        Dr. Daniel J. Grady joined us as Vice President, Life Sciences in 1995 and became manager of our Chemotrade subsidiary in January 2002. From March 1994 through September 1995, Dr. Grady was Vice President of Research and Development at Sopha Medical Systems, a medical diagnostic imaging equipment manufacturer. From April 1991 until March 1994, he served as Marketing Manager, Nuclear Energy for General Electric Corporation. From May 1988 through March 1991, Dr. Grady served as Software Engineer Manager, Nuclear Medicine for General Electric in England. From October 1984 through May 1988, he served as Clinical Applications Manager for General Electric Nuclear Medicine. Between June 1981 and October 1984, he served as Engineering Analysis Section Head for TRW. Dr. Grady received his Bachelors and Masters degrees and Ph.D. in Nuclear Engineering from the University of Michigan.

        Dr. Stephen J. Burden joined us in January 1997 as Director of Research & Development. He was promoted to Vice President, Semiconductor Materials effective January 1, 1999. From 1993 to 1997, Dr. Burden was Director of Product Development at SP3, Inc., a manufacturer of diamond-coated tools. From 1984 to 1993, he was Manager of Advanced Materials R&D at GTE Valenite, a subsidiary of GTE Corporation, a manufacturer of cutting tools. From 1974 to 1984, Dr. Burden was employed by General Electric Corporation in various capacities. Dr. Burden received his Ph.D. and Masters of Science degrees in Materials Science and Engineering from Drexel University, and his Bachelors degree in Science Engineering from Northwestern University. Dr. Burden also has an MBA from the University of Michigan.

        John V. Sakys joined us in May 2001 as Controller. He was promoted to Vice President, Chief Financial Officer effective September 3, 2001, and he serves as corporate Secretary. From September 2000 to April 2001 Mr. Sakys was controller of AuraServ Communications. From July 1998 to September 2000 Mr. Sakys was Director of Financial Reporting for Media One, Inc. From December 1994 to July 1998 Mr. Sakys was an audit manager at Ernst and Young LLP. Mr. Sakys received his Bachelors degree in Business Economics with an emphasis in accounting from the University of California at Santa Barbara and is a Certified Public Accountant.

        Dr. Hans Walitzki joined us in November 2001 as Vice President, Advanced Wafer Technology. He was employed as a vice president, chief technology officer, and Chairman of the Board of Directors of Silicon Evolution, Inc. (of Vancouver, Washington) from its formation in February 1999 until November 2001. Silicon Evolution filed a petition for relief under chapter 7 (liquidation) of the United States Bankruptcy Code in December 2001. Before that (from March 1982 until February 1999), Dr. Walitzki was employed at Wacker Siltronic Corporation in Portland, Oregon and its parent Wacker Siltronic AG in Germany. Dr. Walitzki received his Masters degree in Physics from Bonn University, Germany in 1980 and he received his Ph.D. in Physics from Bonn University in 1982.

        Lindsay A. Gardner has served a director since September 1993. Ms. Gardner is currently Director, Corporate Development and Strategic Planning for Menasha Corporation. From 1991 to 2001, Ms. Gardner was President of LG Associates, a U.S.-based management consulting firm providing strategic planning and materials management expertise to foreign company affiliates of U.S. companies in developing countries. During her tenure at LG Associates, Ms. Gardner resided in Moscow, Russia from September 1991 to January 1994, and Beijing, China from January 1994 to April 2000. She currently resides in Appleton, Wisconsin. From 1977 to 1991, Ms. Gardner worked for General Electric Corporation in a variety of management and functional positions including international marketing, quality assurance and supply chain management. Ms. Gardner received a Bachelors degree in International Economics from The George Washington University Elliott School of International Affairs and earned a Masters of Business Administration from the University of Louisville.

        Richard Parker has served as a director since August 1998. Mr. Parker previously was Vice-President of Distribution Sales for Cypress Semiconductor and he held that position since December 1997 until his retirement which was effective December 31, 2002. Previously, Mr. Parker was Director of Sales for Cypress from April 1984 to December 1997. Prior to joining Cypress, he held various sales and marketing management positions at Fairchild Semiconductor from 1973 to 1984. He received a Bachelors degree in Education from the University of North Dakota.

        Russell W. Weiss was appointed as a director by unanimous consent of the board of directors, effective January 2004. Mr. Weiss has 31 years of experience in the Semiconductor Industry and is currently Vice President and General Manager of the worldwide Sales Operations for KLA-Tencor. From April 2002 through February 2003, Mr. Weiss was President and Representative Director of KLA-Tencor Japan Ltd. From 1996 through April 2002, Mr. Weiss held various positions with KLA-Tencor. From 1991-1996 Mr. Weiss held various positions with Schlumberger with the most recent being Vice President and General Manager of Schlumberger ATE test equipment division. Mr. Weiss received his BSEE from Missouri University and his MBA from Babson College.

Significant Employees and Family Relationships

        There are no significant employees who are not also directors or executive officers. There were and are no family relationships among the officers, directors or any person chosen by Isonics to become a director or officer. No arrangement exists between any of the above officers and directors pursuant to which any one of those persons was elected to such office or position. None of our directors is also a director of another company which has a class of securities registered under Section 12 of the Securities Exchange Act of 1934, or which is subject to the reporting requirements of Section 15(d) of that act.

Involvement in Certain Legal Proceedings

        Based on information submitted by the directors and executive officers, none of the directors or executive officers is involved in, or has been involved in, legal proceedings during the past five years that are material to an evaluation of the ability or integrity of any director or executive officer.

Meetings of the Board and Committees

        The Board of Directors held three formal meetings during the year ended April 30, 2003, and seven meetings subsequently through the Record Date. Each director attended all of the formal meetings either in person or by telephone (except for one meeting at which two directors were not present). In addition, regular communications were maintained throughout the year among all of the officers and directors of Isonics and the directors acted by unanimous consent one time during the year ended April 30, 2003 and two times subsequently through the Record Date. Isonics has standing audit, nominating and compensation committees.

        Isonics does not have a formal policy with regard to board members' attendance at annual meetings, but encourages them to attend in shareholder meetings. All directors attended our last annual meeting of shareholders in person.

  Audit Committee:

        We have a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The following persons serve on our audit committee: Lindsay A. Gardner, Richard Parker and Russell W. Weiss.

        Each of Ms. Garner, Mr. Weiss, and Mr. Parker is "independent" as that term is defined in Rule 4200(a)(15) of the Nasdaq listing standards.

        The audit committee held four formal meetings during the year ended April 30, 2003, and four meeting subsequently through the Record Date. Each member of that committee attended each of those meetings in person or by telephone. The Board of Directors has adopted a written charter for the audit committee, a copy of which is attached hereto. The audit committee has not yet designated its audit committee financial expert. The audit committee charter is available on our website at www.isonics.com and is attached hereto.

        The following constitutes the report the audit committee has made to the Board of Directors and, when read in connection with the Audit Committee Charter, generally describes the functions performed by the audit committee:

REPORT OF THE AUDIT COMMITTEE

To the Board of Directors of Isonics Corporation

        Management is responsible for Isonics' internal controls and the financial reporting process. The independent accountants of Isonics are responsible for performing an independent audit of our financial statements in accordance with generally accepted auditing standards and to issue a report on Isonics' financial statements. Our responsibility is to monitor and oversee those processes. We hereby report to the Board of Directors of Isonics Corporation that, in connection with the financial statements for the year ended April 30, 2003, we have:

  •
  reviewed and discussed the audited financial statements with management and the independent accountants;

  •
  approved the appointment of the independent accountants;

  •
  discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU section 380), as modified by SAS 89 and SAS 90; and

  •
  received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No.1, Independence Discussions with Audit Committees), as may be modified or supplemented, and discussed with the independent accountant the accountant's independence and has discussed with the independent accountants the independent accountants' independence.

        Based on the discussions and our review discussed above, we recommended to the Board of Directors that the audited financial statements for the year ended April 30, 2003 be included in the Isonics 2003 Annual Report to Shareholders on Form 10-KSB for that fiscal year.

Respectfully submitted,
The Audit Committee of Isonics Corporation*
Lindsay A. Gardner, Chair
Richard Parker, Member
Boris Rubizhevsky, Member+

  *
  Russell W. Weiss was appointed to our Audit Committee on January 6, 2004 and did not participate in the above report.

  +
  Mr. Rubizhevsky resigned from the Audit Committee on January 27, 2004.

  Compensation Committee:

        The compensation committee held no formal meetings and acted twice by unanimous consent during the year ended April 30, 2003, and no meetings subsequently through the Record Date. The following persons serve on our Compensation Committee: Lindsay A. Gardner, Russell Weiss, and Richard Parker. The compensation committee has the authority to review and make recommendations to our Board of Directors with respect to the compensation of our executive officers.

  Nominating Committee:

        Isonics has a standing Nominating Committee ("Nominating Committee") to direct and oversee the process by which individuals may be nominated to our board of directors. The following persons serve on our Nominating Committee: Lindsay A. Gardner, Russell W. Weiss, and Richard Parker. Our Nominating Committee's charter was adopted by the board of directors on January 27, 2004, and is available on our web site at www.isonics.com. Each member of the Nominating Committee must qualify as "independent" as defined under NASDAQ Marketplace Rule 4200(a)(15) and be free of any relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment.

        The functions performed by the Nominating Committee include identifying potential directors and making recommendations as to the size, functions and composition of the Board and its committees. In making nominations, our Nominating Committee is required to submit candidates who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the board, in collectively serving the long-term interests of the shareholders.

        The Nominating Committee considers nominees proposed by our shareholders. To recommend a prospective nominee for the Nominating Committee's consideration, you may submit the candidate's name by delivering notice in writing to Isonics' Nominating Committee isonics@nuvox.net or c/o Chair, Nominating Committee, via first class U.S. mail, at Isonics Corporation, 5906 McIntyre Street, Golden, CO 80403.

        A shareholder nomination submitted to the nomination committee must include at least the following information (and can include such other information the person submitting the recommendation desires to include), and must be submitted to Isonics by the date mentioned in the most recent proxy statement under the heading "Proposal From Shareholders" as such date may be amended in cases where the annual meeting has been changed as contemplated in SEC Rule 14a-8(e), Question 5:

  (i)
  The name, address, telephone number, fax number and e-mail address of the person submitting the recommendation;

  (ii)
  The number of shares and description of Isonics voting securities held by the person submitting the nomination and whether such person is holding the shares through a brokerage account (and if so, the name of the broker-dealer) or directly;

  (iii)
  The name, address, telephone number, fax number and e-mail address of the person being recommended to the nominating committee to stand for election at the next annual meeting (the "proposed nominee") together with information regarding such person's education (including degrees obtained and dates), business experience during the past ten years, professional affiliations during the past ten years, and other relevant information.

  (iv)
  Information regarding any family relationships of the proposed nominee as required by Item 401(d) of SEC Regulation S-K.

  (v)
  Information whether the proposed nominee or the person submitting the recommendation has (within the ten years prior to the recommendation) been involved in legal proceedings of the type described in Item 401(f) of SEC Regulation S-K (and if so, provide the information regarding those legal proceedings required by Item 401(f) of Regulation S-K).

  (vi)
  Information regarding the share ownership of the proposed nominee required by Item 403 of Regulation S-K.

  (vii)
  Information regarding certain relationships and related party transactions of the proposed nominee as required by Item 404 of Regulation S-K.

  (viii)
  The signed consent of the proposed nominee in which he or she

    a.
    consents to being nominated as a director of Isonics if selected by the nominating committee,

    b.
    states his or her willingness to serve as a director if elected for compensation not greater than that described in the most recent proxy statement;

    c.
    states whether the proposed nominee is "independent" as defined by Nasdaq Marketplace Rule 4200(a)(15); and

    d.
    attests to the accuracy of the information submitted pursuant to paragraphs (i), (ii), (iii), (iv), (v), (vi), and (vii), above.

        Although the information may be submitted by fax, e-mail, mail, or courier, the nominating committee must receive the proposed nominee's signed consent, in original form, within ten days of making the nomination.

        When the information required above has been received, the nominating committee will evaluate the proposed nominee based on the criteria described below, with the principal criteria being the needs of Isonics and the qualifications of such proposed nominee to fulfill those needs.

        The process for evaluating a director nominee is the same whether a nominee is recommended by a shareholder or by an existing officer or director. The Nominating Committee will:

  1.
  Establish criteria for selection of potential directors, taking into consideration the following attributes which are desirable for a member of our Board of Directors: leadership; independence; interpersonal skills; financial acumen; business experiences; industry knowledge; and diversity of viewpoints. The Committee will periodically assess the criteria to ensure it is consistent with best practices and the goals of Isonics.

  2.
  Identify individuals who satisfy the criteria for selection to the Board and, after consultation with the Chairman of the Board, make recommendations to the Board on new candidates for Board membership.

  3.
  Receive and evaluate nominations for Board membership which are recommended by existing directors, corporate officers, or shareholders in accordance with policies set by the Nominating Committee and applicable laws.

        The Nominating Committee has held zero formal meetings and taken one action by unanimous written consent through the Record Date. On February 5, 2004 by unanimous consent the Nominating Committee nominated all five directors currently serving on our board of directors to stand for reelection.

        Isonics has not engaged the services of or paid a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees. Within a reasonable time before we began to print and mail this proxy statement and related materials, neither Isonics nor Isonics' Nominating Committee has received a recommended nominee from any shareholder that beneficially own more than 5% of Isonics common stock or group of shareholders that beneficially own more than 5% of Isonics common stock.

Shareholder Communication with the Board of Directors

        We value the views of its shareholders (current and future shareholders, employees and others). Accordingly, our Board of Directors established a system through its Audit Committee to receive, track and respond to communications from shareholders addressed to Isonics' Board of Directors or to its

Non-Management Directors. Any shareholder who wishes to communicate with the Board of Directors or the Non-Management Directors may write to:

Chair, Audit Committee
c/o Isonics Corporation
5906 McIntyre Street
Golden, CO 80403
email address: isonics@nuvox.net

        The chair of the Audit Committee is the Board Communications Designee. She will review all communications and report on the communications to the chair of the Nominating Committee, the full Board or the Non-Management Directors as appropriate. The Board Communications Designee will take additional action or respond to letters in accordance with instructions from the relevant Board source.

Code of Ethics

        On January 27, 2004, our Board of Directors adopted a code of ethics that applies to all of our officers and employees, including our principal executive officer, principal financial officer, principal accounting officer and controller. Our Code of Ethics establishes standards and guidelines to assist our directors, officers, and employees in complying with both Isonics' corporate policies and with the law and is posted at our website: www.isonics.com.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires Isonics' directors, executive officers and persons who own more than ten percent of a registered class of Isonics' equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Isonics. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish Isonics with copies of all Section 16(a) forms they file.

        To our knowledge, based upon a review of the copies of such reports furnished to us and based upon written representations that no other reports were required, all Section 16(a) filing requirements applicable to Isonics' officers, directors and greater than ten percent beneficial owners were complied with during the fiscal year ended April 30, 2003 and subsequently. Mercator Advisory Group, LLC and its affiliates have taken the position that, because the certificate of determination for the Series C Convertible Preferred Stock prevents them from converting shares of Series C Convertible Preferred Stock at any time when the results of the conversion would result in ownership of more than 9.99% of the outstanding Isonics common stock, they are not subject to the reporting requirements of Section 16(a). See Beneficial Ownership table, above, and note (12) thereto.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth information regarding compensation awarded, paid to, or earned by the chief executive officer and the other principal officers of Isonics for the three years ended April 30, 2003, 2002 and 2001. No other executive officer earned salary and bonus compensation exceeding $100,000 during any of those years. This includes all compensation paid to each by Isonics and any subsidiary.

Long-term Compensation Awards Awards
Annual compensation
							Securities Underlying Options & SARs (#)		Payout
Name and Principal Position	Fiscal Year	($) Salary	($) Bonus		($) Other(a)	($) Restricted Awards				All Other Compensation
LTIP
James E. Alexander President & CEO	2001 2002 2003	240,000 240,000 240,000	0 0 0		0 0 0	0 0 0	0 0 120,000 0	(d)	0 0 0	0 0 0
Boris Rubizhevsky Senior Vice President	2001 2002 2003	216,000 216,000 216,000	0 0 0		0 0 0	0 0 0	0 118,750 0	(e)	0 0 0	0 0 0
Stephen J. Burden Vice President	2001 2002 2003	125,000 137,665 144,000	0 0 0		0 0 0	0 0 0	0 109,000 40,000	(f) (g)	0 0 0	0 0 0
Daniel J. Grady Vice President	2001 2002 2003	143,208 144,000 149,500	0 27,750	(h)	0 0 0	0 0 0	0 106,375 0	(i)	0 0 0	0 0 0
John V. Sakys Vice President(b)	2001 2002 2003	0 117,947 125,000	0 0 0		0 0 0	0 0 0	0 107,812 25,000	(j) (k)	0 0 0	0 0 0
Hans Walitzski Vice President(c)	2001 2002 2003	0 69,745 160,000	0 0 0		0 0 0	0 0 0	0 404,000 0	(l)	0 0 0	0 0 0

(a)
Excludes other compensation, the aggregate amount of which does not exceed the lesser of $50,000 or 10% of such named Executive Officers' annual compensation.

(b)
Mr. Sakys joined Isonics in May 2001 and became an officer of Isonics effective September 2001.

(c)
Dr. Walitzki joined Isonics as an officer in November 2001.

(d)
Options to purchase 100,000 shares of common stock were granted in November 2001 with an exercise price of $1.17 (of which 60,000 have vested as of the Record Date) and an expiration date of November 12, 2006. Options to purchase 20,000 shares of common stock were granted in March 2002, as consideration for delaying salary in January and March 2002, are currently exercisable at $1.25 per share and expire March 27, 2007. Amount does not include 100,000 common stock warrants granted in March of 2002 which are currently exercisable at $1.25 per share as consideration for pledging common stock as a guarantee relating to the issuance of our Series 2002A Convertible Notes.

(e)
Options to purchase 100,000 shares of common stock were granted in November 2001 with an exercise price of $1.17 (of which 60,000 have vested as of the Record Date) and an expiration date of November 12, 2006. Options to purchase 18,750 shares of common stock were granted in March 2002, as consideration for delaying salary in January and March 2002, are currently exercisable at $1.25 per share and expire March 27,

  2007. Amount does not include 100,000 common stock warrants granted in March of 2002 which are currently exercisable at $1.25 per share as consideration for pledging common stock as a guarantee relating to the issuance of our Series 2002A Convertible Notes.

(f)
Options to purchase 100,000 shares of common stock were granted in November 2001 with an exercise price of $1.06 (of which 60,000 have vested as of the Record Date) and an expiration date of November 12, 2011. Options to purchase 9,000 shares of common stock were granted in March 2002, as consideration for delaying salary in January and March 2002, are currently exercisable at $1.13 per share and expire March 27, 2007.

(g)
Options to purchase 40,000 shares of common stock were granted in April 2003, are currently exercisable at $.90 and expire April 4, 2013.

(h)
Dr. Grady's amount reflects the granting of 25,000 restricted common shares with a fair market value of $1.11 per share issued in January 2002.

(i)
Options to purchase 100,000 shares of common stock were granted in November 2001 with an exercise price of $1.06 (of which 60,000 have vested as of the Record Date) and an expiration date of November 12, 2011. Options to purchase 6,375 shares of common stock were granted in March 2002, as consideration for delaying salary in January and March 2002, are currently exercisable at $1.13 per share and expire March 27, 2007.

(j)
Options to purchase 100,000 shares of common stock were granted in May 2001, as consideration for Mr. Sakys joining the Company, with an exercise price of $1.69 per share (of which 75,000 have vested as of the Record Date) and an expiration date of May 22, 2011. Options to purchase 7,812 shares of common stock were granted in March 2002, as consideration for delaying salary in January and March 2002, are currently exercisable at $1.13 per share and expire March 27, 2007.

(k)
Options to purchase 25,000 shares of common stock were granted in April 2003, are currently exercisable at $.90 and expire March 4, 2013.

(l)
Options to purchase 200,000 shares of common stock were granted in November 2001 with an exercise price of $1.01 (of which 120,000 have vested as of the Record Date) and an expiration date of December 1, 2006. Options to purchase 4,000 shares of common stock were granted in March 2002, as consideration for delaying salary in January and March 2002, are currently exercisable at $1.13 per share and expire March 27, 2007. Restricted stock of 200,00 shares with a fair market value of $1.01 per share were granted in November 2001 (of which 50,000 shares have vested as of the Record Date).

        In October 1996, we adopted an employee benefit plan under Internal Revenue Code Section 401(k). The 401(k) plan is a profit sharing plan under which both employees and Isonics are entitled to contribute a portion of compensation and earnings, respectively, to investment funds to supplement employee retirement benefits.

        We do not have written plans to pay bonuses or deferred compensation to our employees except those expressly stated in the following sections.

        We have adopted medical, dental, and life insurance plans for our employees and their dependents at our cost. In some cases, we also provide discretionary disability and other insurance plans for the benefit of our employees.

Options/SAR Grants in Last Fiscal Year

Stock Options and Option Plans

        We grant options to executive officers, employees, and consultants under the following plans (collectively the "Plans"):

  (a)
  1996 Stock Option Plan. Although this plan has been terminated, there are options outstanding. The options granted pursuant to this plan are subject to a registration statement on Form S-8, Commission file no. 333-74339 which has been incorporated into file no. 333-74339 pursuant to Rule 429. As of the Record Date, options to purchase 358,769 shares were outstanding under this plan.

  (b)
  1996 Executives' Equity Incentive Plan. The Executives' Plan authorizes the grant of options to purchase 2,000,000 stock options. The options granted may be either incentive stock options, if they meet the requirements of Section 422 of the Internal Revenue Code, or non-qualified stock options. Of these, 1,000,000 shares are subject to a registration statement on Form S-8, Commission file no. 333-52514, which incorporated the shares included in the previous registration statement on Form S-8, Commission file no. 333-74339 pursuant to Rule 429. We have issued 91,520 options for shares that are not included within existing registration statements. As of the Record Date, options to purchase 994,062 shares were outstanding under this plan.

  (c)
  1996 Equity Incentive Plan. The Employees' Plan authorizes the grant of options to purchase 1,000,000 stock options. The options granted may be either incentive stock options, if they meet the requirements of Section 422 of the Internal Revenue Code, or non-qualified stock options. Of these, 500,000 shares are subject to a registration statement on Form S-8, Commission file no. 333-52514, which incorporated the shares included in the previous registration statement on Form S-8, Commission file no. 333-74339 pursuant to Rule 429. Isonics has not issued any options for shares not included within the existing registration statements. As of the Record Date, options to purchase 267,399 shares were outstanding under this plan.

  (d)
  1998 Employee Stock Purchase Plan. The Stock Purchase Plan authorizes employee purchase of up to 200,000 shares of Isonics common stock. As of the Record Date, employees had purchased a total of 48,538 shares of Isonics common stock pursuant to this plan. The shares included in this plan are subject to a registration statement on Form S-8, Commission file no. 333-74339.

        Except for the Director's Plan described below, we have not adopted any other stock option or stock appreciation rights plan. See "Compensation of Directors."

Options/SAR Grants in Last Fiscal Year

        We granted stock options to the executive officers named in the compensation table (above) during the fiscal year ended April 30, 2003. We did not grant any stock appreciation rights to any person during fiscal year 2003 or subsequently.

	Number of Options	Exercise Price	Term
John V. Sakys	25,000	$.90	March 4, 2013
Stephen J. Burden	40,000	$.90	April 4, 2013

        On December 15, 2003, we issued 50,000 stock options each to Daniel Grady and Stephen Burden. The options have a ten-year life and are exercisable at $1.20 per share.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

        No officer exercised employee stock options during the fiscal year ended April 30, 2003 or subsequently. The following table sets forth information regarding the year-end value of options being held by the Chief Executive Officer and the other such named officers and persons on April 30, 2003.

Name and Principal Position	Shares acquired on exercise (#)	Value realized	Number of securities underlying unexercised options/stock appreciation rights at April 30, 2002 Exercisable/Unexercisable	Value of unexercised in-the-money options/stock appreciation rights at April 30, 2003 Exercisable/Unexercisable
James E. Alexander President & CEO(a)	0	0	85,000/60,000	$0/$0
Boris Rubizhevsky Senior Vice President(b)	0	0	81,250/60,000	$0/$0
Daniel J. Grady Vice President	0	0	269,340/60,000	$52,250/$0
Stephen J. Burden Vice President	0	0	281,887/60,000	$0/$0
John V. Sakys Vice President	0	0	82,812/50,000	$0/$0
Hans Walitzki Vice President	0	0	84,000/120,000	$0/$0

(a)
Does not include 100,000 warrants obtained in March 2002 as consideration for pledging common stock as a guarantee relating to the issuance of our Series 2002 A Convertible Notes.

(b)
Does not include 100,000 warrants obtained in March 2002 as consideration for pledging common stock as a guarantee relating to the issuance of our Series 2002 A Convertible Notes. Also does not include warrants obtained in connection with a financing transaction that expired July 29, 2002.

Long Term Incentive Compensation Plans, and Defined Benefit and Actuarial Plans

        Isonics has no long term incentive compensation plans, defined benefit plans, or actuarial plans.

Compensation of Directors

        We reimburse directors for travel and related expenses associated with Board of Directors, meetings. In January 2000, we agreed to compensate non-employee directors $2,000 for attending Board of Directors' meetings in person, and $500 for attending Board of Directors' meetings telephonically beginning January 1, 2000.

        The 1998 Directors' Plan (the "Directors' Plan") authorized each person serving as a member of the Board who is not an employee of ours to receive options to purchase 20,000 shares of our common stock when such person accepts his position as a Director and to receive an additional option to purchase 10,000 shares when such person is re-elected as a Director provided such person is not an employee of Isonics. The exercise price for the options is the Fair Market Value (as defined in the Executives' Plan) on the date such person becomes a director and the options are exercisable for five years from such date. The options granted under the Directors' Plan vest immediately upon the date of the grant. In the event a Director resigns or is not re-elected to the Board, his or her failure to exercise the options in three months results in the options' termination prior to the expiration of their term. Although the Directors adopted the plan in 1998, the Board formalized the plan by resolution in January 2000.

        Under the Directors' Plan the following individuals have been granted options through the Record Date:

Name	Shares Under Option	Exercise Price		Expiration
Lindsay Gardner	10,000 10,000 10,000 10,000	$ $ $ $	6.25 2.19 1.06 1.00	April 26, 2005 October 10, 2005 November 12, 2006 November 19, 2007
Richard Parker	10,000 10,000 10,000 10,000 10,000	$ $ $ $ $	1.19 6.25 2.19 1.06 1.00	October 5, 2003 April 26, 2005 October 10, 2005 November 12, 2006 November 19, 2007
Russell W. Weiss	20,000		$1.17	January 5, 2009

        We do not have any other arrangements pursuant to which we compensate the Directors for acting in their capacities as such.

Employment Agreements, Termination of Employment and Change In Control Agreements

        We do not have employment contracts with either our president (James E. Alexander) or our senior vice president (Boris Rubizhevsky). We do have employment agreements with Dr. Daniel J. Grady, Dr. Stephen J. Burden, Dr. Hans Walitzki, and Mr. John V. Sakys. The agreements have an indefinite term (except for the agreement with Dr. Walitzki which expires November 2006) and provide for at-will employment, terminable at any time by either party. The agreements provide for a rate of annual compensation, which we will review annually. Under each agreement, Dr. Grady, Dr. Burden, Dr. Walitzki, and Mr. Sakys are entitled to participate in our standard plans and policies. The agreements also include confidentiality and invention assignment provisions.

Report on Repricing of Options/SARs

        We did not reprice any options or stock appreciation rights during the fiscal year ended April 30, 2003, or subsequently.

Securities Authorized for Issuance Under Equity Compensation Plans

        The following is provided with respect to compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance as of the Record Date.

Plan Category and Description	Number of Securities to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted-average exercise price of outstanding options, warrants, and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,720,230	$1.39	1,351,901
Equity compensation plans not approved by security holders	0	$0	0

Total	1,720,230	$1.39	1,351,901

(1)
This does not include options or warrants held by management and directors that were not granted as compensation. In each case, the disclosure refers to options or warrants unless otherwise specifically stated.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        We provide the following information regarding transactions among officers, directors and significant shareholders of Isonics during the most recent two fiscal years and during the subsequent fiscal year.

Pledging of Shares in Connection with Issuance of Series 2002A 4% Convertible Notes

        In connection with the issuance of our Series 2002A 4% Convertible Notes on March 20, 2002, James E. Alexander (president, chief executive officer and a director of Isonics) and Boris Rubizhevsky (senior vice president and a director of Isonics) each pledged 500,000 common shares in order to secure our $1,000,000 obligation while we filed and obtained effectiveness for a Form S-3 registration statement for the benefit of the lenders as selling security holders. In consideration for pledging their shares, we issued both James E. Alexander and Boris Rubizhevsky a warrant to purchase 100,000 shares of common stock. Each warrant vested immediately, is exercisable at $1.25 per share and expires on March 20, 2007. The pledge agreement terminated in June 2002 when we fulfilled our registration obligations.

Corporate Loans to Officers

        We have not made any corporate loans to our officers, directors, or shareholders in fiscal years 2003, 2002 or subsequently. The Sarbanes-Oxley Act of 2002 prohibits any loans to corporate officers or directors.

Corporate Loans from Officers and Employees

        During the year ended April 30, 2003 and subsequently, we have been required to borrow money from certain executive officers in order to finance certain receivables.

        On December 23, 2003, we borrowed $40,000 from James E. Alexander, our President and Chief Executive Officer. We repaid the loan in full, plus interest at 12% per annum, on January 30, 2004.

        On September 9, 2003, we borrowed $100,000 from Stephen Burden, our Vice President of Semiconductor Materials and Products. We repaid the loan in full, plus interest at 12% per annum, on September 11, 2003. On November 19, 2003 we borrowed $100,000 from Dr. Burden. The loan bears interest at a rate of 12% per annum and is due the earlier of one year or the collection of certain accounts receivable, as defined. This loan was repaid in full, plus interest at 12% per annum, in January 2004.

        On August 26, 2003 and July 30, 2003, we borrowed $120,000 and $80,000, respectively from Daniel Grady, our Vice President of Life Sciences. We repaid the loans in full, plus interest at 12% per annum, on September 11, 2003 and August 4, 2003, respectively. On November 18, 2003, we borrowed $120,000 from Dr. Grady. The loan bears interest at a rate of 12% per annum and is due the earlier of one year or the collection of certain accounts receivable, as defined. This loan was repaid in full, plus interest at 12% per annum, in January 2004.

        On March 4, 2002, we borrowed $75,000 from Stephen Burden, our Vice President of Semiconductor Materials and Products. We repaid the loan in full, plus one month's interest at 12% per annum, on March 31, 2002.

        We did not borrow any additional funds from our officers or directors during the years ended April 30, 2003 or 2002, or subsequently. When funds are owed to our executive officers, we have agreed to keep them advised with respect to our cash receipts and expenditures.

INDEPENDENT PUBLIC ACCOUNTANTS

        The Audit Committee selected the independent accounting firm of Grant Thornton LLP with respect to the audit of our consolidated financial statements for the year ended April 30, 2003, as well as many prior fiscal years. A representative of Grant Thornton LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions from shareholders.

        Audit Fees.    Our principal accountant, Grant Thornton LLP, billed us aggregate fees in the amount of approximately $114,000 for the fiscal year ended April 30, 2003 and approximately $142,000 for the fiscal year ended April 30, 2002. These amounts were billed for professional services that Grant Thornton LLP provided for the audit of our annual financial statements, review of the financial statements included in our reports on 10-QSB, review of our securities offerings and other services typically provided by an accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

        Audit-Related Fees.    Grant Thornton LLP billed us aggregate fees in the amount of $0 for the fiscal years ended April 30, 2003 and 2002 for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements.

        Tax Fees.    Grant Thornton LLP billed us aggregate fees in the amount of approximately $12,000 for the fiscal year ended April 30, 2003 and approximately $11,000 for the fiscal year ended April 30, 2002, for tax compliance, tax advice, and tax planning.

        Financial Information Systems Design and Implementation Fees.    We do not have an information system or a local area network. Moreover, we do not have a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements taken as a whole, nor did we engage our principal accountant to design, develop or implement any such system.

        All Other Fees.    Grant Thornton LLP billed us aggregate fees in the amount of $0 for the fiscal years ended April 30, 2003 and 2002 for other fees.

        The audit committee has considered the information described in "Financial Information Systems Design and Implementation Fees" and "All Other Fees" above and believes that it is compatible with maintaining the principal accountant's independence.

        Our principal accountant (through its full time employees) performed all work regarding the audit of our financial statements for the most recent fiscal year.

        The pre-approval policies and procedures of the audit committee are described in the Audit Committee Charter. The audit committee pre approved 100% of the services described under "Audit Fees" and "Tax Fees." No pre-approval was required under "Audit-Related Fees" and "All Other Fees" as no services were performed by Grant Thornton and no fees incurred.

PROPOSALS FROM SHAREHOLDERS

        Isonics expects to hold its next annual meeting of shareholders in November 2004. Proposals from shareholders intended to be present at the next Annual Meeting of shareholders should be addressed to Isonics Corporation, Attention: Corporate Secretary, 5906 McIntyre Street, Golden, CO 80403 and we must receive the proposals by August 1, 2004. Upon receipt of any such proposal, we shall determine whether or not to include any such proposal in the Proxy Statement and proxy in accordance with applicable law. It is suggested that shareholders forward such proposals by Certified Mail-Return Receipt Requested. After August 1, 2004, any shareholder proposal submitted outside the process of Rule 14a-8 will be considered to be untimely.

ANNUAL REPORT TO SHAREHOLDERS

        This proxy statement is being accompanied by our annual report to shareholders. The annual report to shareholders does include our audited financial statements.

ANNUAL REPORT ON FORM 10-KSB AND QUARTERLY REPORT ON FORM 10-QSB

        Our Annual Report on Form 10-KSB for the year ended April 30, 2003, our Quarterly Reports on Form 10-QSB for the periods ended July 31, 2003, October 31, 2003, and January 31, 2004 (upon completion), and other reports filed under the Securities Exchange Act of 1934, are available to any shareholder at no cost upon request to: Corporate Secretary, 5906 McIntyre Street, Golden, CO 80403, or by telephone: (303) 279-7900, or through the Internet at www.sec.gov.

OTHER MATTERS

        Management does not know of any other matters to be brought before the meeting. Should any other matter requiring a vote of shareholders arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

By Order of the Board of Directors:
ISONICS CORPORATION James E. Alexander, President

Isonics Corporation
Audit Committee Charter
Adopted by the Board of Directors effective April 26, 2000
as amended November 19, 2002 and
January 27, 2004

Organization, Membership, and Qualification

        There shall be a committee of the Board of Directors of Isonics Corporation to be known as the Audit Committee. It is the goal that the Audit Committee shall be composed of directors who are:

  independent of the management of Isonics and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member, otherwise be considered "independent" as defined in Nasdaq Marketplace Rule 4200(a)(15), as such rule may be amended from time-to-time unless an exemption from the requirement is available; and

  who shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement.

  Additionally, commencing not later than July 31, 2005, one member of the audit committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

  The members of the Audit Committee shall be elected by the Board of Directors at its annual meeting and shall serve thereafter until their successors shall be duly elected. Unless a Chair is elected by the full Board of Directors, the members of the Audit Committee may designate a Chair by majority of the full committee membership. The Audit Committee may, in its discretion, designate one or more Audit Committee Financial Experts.

Purpose

        The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of Isonics, and the quality and integrity of the financial reports of Isonics. The Audit Committee will oversee the accounting and financial reporting processes of the Company and the audits of the Company's financial statements.

        In doing so, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of Isonics.

        The independent auditors shall be accountable to the Audit Committee and to the Board of Directors as a representative of the shareholders. The Audit Committee shall also prepare the report required by Item 306 of Regulation S-B as required by the SEC's rules.

Responsibilities

        In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to changing conditions; and to ensure to the directors and shareholders the corporate accounting and reporting practices of Isonics are in accordance with all requirements and are of the highest quality.

        The following sets forth the actions that the Audit Committee determines to be appropriate in meeting its responsibilities:

  •
  Appoint, approve the compensation for, and oversee the work of the independent auditors selected for the purpose of preparing or issuing an audit report or related work for Isonics and its divisions and subsidiaries and to cause Isonics to pay the independent auditors selected by the Audit Committee in accordance with the engagement letter with the independent auditors in the form approved by the Audit Committee.

  •
  Resolve any disagreements between management and the auditors regarding financial reporting.

  •
  Determine the independence of the auditor and receive from the outside auditors a formal written statement delineating all relationships between the auditor and the company (consistent with Independence Standards Board Standard 1), and thereafter actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full board take, appropriate action to oversee the independence of the outside auditor.

  •
  Preapprove

  •
  all audit services that the auditor may provide to Isonics or any subsidiary (including, without limitation, providing comfort letters in connection with securities underwritings or statutory audits); and

  •
  (or the chair of the Audit Committee may pre-approve) all non-audit services (other than certain de minimis services) that the auditors propose to provide to Isonics or any of its subsidiaries with the understanding that such pre-approval must be detailed as to the particular services to be provided and cannot simply set forth broad, categorical services for pre-approval. Notwithstanding anything to the contrary herein, neither the Audit Committee nor any person with authority delegated from the Audit Committee may approve an auditor providing the services that are described in §10A(g) as "prohibited activities." Where the chair preapproves any non-audit services, his or her decisions will be presented to the full Audit Committee at its next meeting.

    In all cases, the Audit Committee understands that its pre-approval of any audit or non-audit services cannot result in a delegation of the audit committee's responsibility to management, and its pre-approval policies must be designed to ensure that the audit committee knows precisely what services it is being asked to pre-approve so that it can make a well-reasoned assessment of the impact of the service on the auditor's independence.

  •
  Meet with the independent auditors and financial management of Isonics at a minimum of once a year 1) to review any comments or recommendations of the independent auditors including, without limitation, the reports required by §10A(k) of the 1934 Act; 2) to review the adequacy and effectiveness of the accounting and financial controls of Isonics and to review management's reports with respect to such controls and procedures prior to their disclosure in Isonics annual and quarterly reports; 3) to assess the quality of earnings; and 4) to review the annual report to shareholders to ensure the independent auditors are satisfied with the disclosure and content of the financial statements and other financial information presented to the shareholders.

  •
  Meet quarterly in person or via telephone with management and the independent auditor to review current financial results and interim financial statements.

  •
  Review and approve any financial earnings releases and public release of other financial information prior to the release of such information to the public;

  •
  Review any use by Isonics of financial disclosure that is not strictly in accordance with generally accepted accounting principles, and review such disclosures for compliance with the requirements of SEC Regulation G;

  •
  Inquire of management and the independent auditor about significant risks or exposures and assess the steps management has taken to minimize such risk to Isonics.

  •
  Conduct an appropriate review of and approve all related party transactions on an ongoing basis and the Audit Committee shall review potential conflict of interest situations where appropriate.

  •
  Review accounting and financial human resources and succession planning within Isonics.

  •
  Investigate any matter brought to its attention within the scope of its duties, and the audit committee specifically has the power to retain counsel and other advisors for this purpose if, in its judgment, that is appropriate and to ensure (without further action of the board of directors) payment of the expenses that may be incurred in retaining counsel and other advisors. Such counsel and other advisors may be the counsel or advisors regularly retained by Isonics.

  •
  Review, reassess, and update the Audit Committee's charter at least annually.

  •
  Consider, as appropriate establish, and thereafter from time-to-time amend a Code of Conduct for as or before required by the Commission's and the Marketplace rules.

  •
  Establish and from time-to-time amend procedures for the receipt, retention, and treatment of complaints received by the issuer regarding accounting, internal accounting controls or auditing matters; and for the confidential, anonymous submission by employees of Isonics and its subsidiaries of concerns regarding questionable accounting or auditing matters. These procedures shall be set forth in Isonics' employee manual or other appropriate document.

  •
  In addition to the above-mentioned meetings and as part of the Audit Committee's job to foster open communication, the committee should meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters the committee or each of these groups believe should be discussed privately.

Without limiting the foregoing, the independent auditor will report directly to the Audit Committee, and the Audit Committee shall be directly responsible for oversight of the work of the auditor, including resolution of disagreements between management and the auditors.

Procedures and Administration

1.
The Audit Committee will meet as often as it deems necessary to perform its responsibilities. The Audit Committee shall periodically meet separately with: (i) the independent auditor; (ii) Company management and (iii) Isonics' internal auditors, if any. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

2.
The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

3.
The Audit Committee shall report regularly to the Board of Directors.

4.
At least annually, the Audit Committee shall evaluate its own performance and the performance of the auditors and the Company's internal financial accounting staff.

ISONICS CORPORATION
5906 McIntyre Street
Golden, CO 80403

PROXY	This Proxy is Solicited on Behalf of the Board of Directors

        The undersigned hereby appoints James E. Alexander and Boris Rubizhevsky, or either one of them, as Proxy, each with the power to appoint his substitute, and hereby authorizes them to vote, as designated below, all of the shares of Common Stock of ISONICS CORPORATION held of record by the undersigned on March 1, 2004, at the Annual Meeting of Shareholders to be held on April 27, 2004 and at any adjournments or postponements thereof.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (Except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee mark the box next to the nominee's name below.)

James E. Alexander ☐	Boris Rubizhevsky ☐	Russell W. Weiss ☐
Richard Parker ☐	Lindsay A. Gardner ☐

2.    In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(over)

        This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for the election as directors of all nominees and will abstain from voting on all other matters.

        Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

        Please check here if you plan to attend the Annual Meeting: ☐

Date:	, 2004

Signature
Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
CARD PROMPTLY IN THE ENCLOSED ENVELOPE

QuickLinks

YOUR VOTE IS IMPORTANT
VOTING SECURITIES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1—ELECTION OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE To the Board of Directors of Isonics Corporation
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
INDEPENDENT PUBLIC ACCOUNTANTS
PROPOSALS FROM SHAREHOLDERS
ANNUAL REPORT TO SHAREHOLDERS
ANNUAL REPORT ON FORM 10-KSB AND QUARTERLY REPORT ON FORM 10-QSB
OTHER MATTERS
Isonics Corporation Audit Committee Charter Adopted by the Board of Directors effective April 26, 2000 as amended November 19, 2002 and January 27, 2004